Offerings - Offering: 1	Aug. 01, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 62,578,428.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 9,580.75
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 4,738,497 Shares outstanding (approximately 5.00% of the net assets of the Fund as of June 30, 2025).